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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-84256, 33-84258, 33-89282, 33-88196,
333-27525, 333-30478, 333-072555 and 333-30324) and Form S-3 (File No.
333-57235) of Chesapeake Energy Corporation of our report dated March 24, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Oklahoma City, Oklahoma
March 24, 2000